SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2008

International Wire Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	000-51043 (Commission File Number)	43-1705942 (I.R.S. Employer Identification No.)
12 Masonic Ave., Camden, NY (Address of Principal Executive Offices)		13316(Zip Code)

Registrant’s telephone number, including area code: (315) 245-3800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated Employment Agreements

On April 25, 2008, International Wire Group, Inc. (the “Company”) and its subsidiaries, entered into a Third Amended and Restated Employment Agreement with Rodney D. Kent, Chief Executive Officer of the Company (the “Kent Agreement”), and a Third Amended and Restated Employment Agreement with Glenn J. Holler, Senior Vice President, Chief Financial Officer and Secretary of the Company (the “Holler Agreement”). The Kent Agreement and Holler Agreement are described under the caption “Executive Compensation – Employment Agreements” in the Company’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed on Schedule 14A with the Securities and Exchange Commission on April 29, 2008.

The amendments to the Kent Agreement, among other things, include the following: (i) an annual base salary of not less than $400,000, (ii) an increase in Mr. Kent’s annual target bonus to 75% of his base salary and (iii) revisions to comply with the requirements of Internal Revenue Code Section 409A and the regulations promulgated thereunder (“409A”). A copy of the Kent Agreement is attached hereto as Exhibit 10.1.

The amendments to the Holler Agreement, among other things, include the following: (i) an annual base salary of not less than $299,936, (ii) an increase in Mr. Holler’s annual target bonus to 55% of his base salary and (iii) revisions to comply with the requirements of 409A. A copy of the Holler Agreement is attached hereto as Exhibit 10.2.

The foregoing descriptions of the agreements above do not purport to be complete and are qualified in their entirety by reference to agreements, which are incorporated herein by reference as exhibits to this Current Report on Form 8-K.

Amended and Restated Stock Option Plans

On April 25, 2008, the Company amended and restated its 2006 Management Stock Option Plan (the “Management Plan”) and 2006 Stock Option Plan for Nonemployee Directors (the “Nonemployee Director Plan”, and collectively with the Management Plan, the “Plans”) to incorporate amendments regarding the adjustment provisions (intended to reflect interpretations of FAS 123(R)) and certain incentive stock option requirements of the Plans. Stockholder approval was not required for any of these amendments. Awards made under these Plans are intended to be either exempt from or in compliance with 409A.

The Plans and Nonemployee Director Plan were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 17, 2006. A copy of the Management Plan and Nonemployee Director Plan are attached hereto as Exhibits 10.3 and 10.4, respectively.

The foregoing descriptions of the agreements above do not purport to be complete and are qualified in their entirety by reference to agreements, which are incorporated herein by reference as exhibits to this Current Report on Form 8-K.

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Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT	DESCRIPTION

10.1	Third Amended and Restated Employment Agreement, dated April 25, 2008, by and among Rodney D. Kent, International Wire Group, Inc. and certain subsidiaries of International Wire Group, Inc.

10.2	Third Amended and Restated Employment Agreement, dated April 25, 2008, by and among Glenn J. Holler, International Wire Group, Inc. and certain subsidiaries of International Wire Group, Inc.

10.3	Amended and Restated International Wire Group, Inc. 2006 Management Stock Option Plan

10.4	Amended and Restated International Wire Group, Inc. 2006 Stock Option Plan for Nonemployee Directors

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL WIRE GROUP, INC.

Date: April 29, 2008	By: /s/ Glenn J. Holler
Name:	Glenn J. Holler
Title:	Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer) and Secretary

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.1	Third Amended and Restated Employment Agreement, dated April 25, 2008, by and among Rodney D. Kent, International Wire Group, Inc. and certain subsidiaries of International Wire Group, Inc.

10.2	Third Amended and Restated Employment Agreement, dated April 25, 2008, by and among Glenn J. Holler, International Wire Group, Inc. and certain subsidiaries of International Wire Group, Inc.

10.3	Amended and Restated International Wire Group, Inc. 2006 Management Stock Option Plan

10.4	Amended and Restated International Wire Group, Inc. 2006 Stock Option Plan for Nonemployee Directors